UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 1, 2004
                               [GRAPHIC OMITTED]

                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422                   11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation)                      Number)               Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

Exhibit 10.1 to this report is the Standard Microsystems Corporation 2004 Employee Stock Appreciation Rights Plan ("Plan") of the Registrant which was adopted by the Board of Directors on September 28, 2004. The Plan permits the Compensation Committee to grant stock appreciation rights, to be settled in cash only, to employees and consultants of the Registrant. The purpose of the Plan is to attract and retain capable employees and consultants, and to provide them with incentives to promote the best interests of the Registrant.

Item 9.01 - Financial Statements and Exhibits

( c )  Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Standard Microsystems Corporation 2004 Employee Stock Appreciation Rights Plan.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  October 1, 2004                     By:   /s/ ANDREW M. CAGGIA
                                                 --------------------------
                                                 Andrew M. Caggia
                                                 Senior Vice President and
                                                 Chief Financial Officer,
                                                 and Director
                                                 (Principal Financial Officer)

                                  Exhibit Index



Exhibit No.       Description
-----------       -----------

10.1 Standard Microsystems Corporation 2004 Employee Stock Appreciation Rights Plan.